UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 6, 2011 (July 1, 2011)

Sinobiomed Inc.

 (Exact name of registrant as specified in its charter)

Delaware	000-51815	20-1945139
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Room 4304, 43/F China Resources Building
26 Harbour Road, Wan Chai
Hong Kong, SAR
 (Address, including zip code, of principal executive offices)

Registrant’s telephone number, including area code	(+852) 2511-0238

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry into a Material Definitive Agreement

On July 1, 2011, Sinobiomed Inc. (the “Company”) entered into a Revenue Interest Agreement with Sitoa Corporation (“Sitoa”), pursuant to which the Company will receive 100% of the revenues and service fees (the “Revenue Interest”) that Sitoa has a right to receive under a Master Services Agreement, effective as of April 8, 2010, by and between Sitoa and Sonsi, Inc., a Delaware corporation (the “Master Services Agreement”).  As consideration for the Revenue Interest, the Company has agreed to provide 40,000,000 shares of the Company’s common stock to Sitoa, payable upon execution of the agreement.  Each of the Company and Sitoa has the right to elect at any time to convert the Revenue Interest into a full assignment of the Master Services Agreement.

The foregoing summary of the material terms of Revenue Interest Agreement does not purport to be complete and is qualified in its entirety be reference to the Licensing Agreement, a copy of which is filed as Exhibit 10.1 to this current report on Form 8-K and incorporated by reference herein.

Item 3.02.    Unregistered Sales of Equity Securities

On July 1, 2011, the Company issued 40,000,000 shares of its common stock to Sitoa in accordance with the Revenue Interest Agreement, dated July 1, 2011, between the Company and Sitoa Corporation disclosed in Item 1.01 of this current report and incorporated by reference herein. The issuance of the shares to Sitoa was made in reliance on the exemption provided by Section 4(2) of the Securities Act for the offer and sale of securities not involving a public offering and Regulation D promulgated thereunder.

On July 1, 2011, the Company issued 6,666,667 shares of its common stock in a private placement with an accredited investor, for aggregate proceeds of $100,000, or $0.015 per share, pursuant to a Securities Purchase Agreement, dated July 1, 2011, between the Company and the investor. The issuance of shares to the investor was made in reliance on the exemption provided by Section 4(2) of the Securities Act for the offer and sale of securities not involving a public offering and Regulation D promulgated thereunder. The Company's press release regarding this investment is furnished as Exhibit 99.1 hereto.

On July 1, 2011, the Company issued 4.4 million shares of common stock in an offshore transaction to an investor, in exchange for aggregate proceeds of $66,000, or $0.015 per share. This issuance of shares in the offshore transaction was pursuant to Rule 903 of Regulation S of the Securities Act, on the basis that the sale of the securities was completed in an “offshore transaction,” as defined in Rule 902(h) of Regulation S.  We did not engage in any directed selling efforts (as defined in Regulation S) in the United States in connection with the sale of the securities and the investors represented that it was not a U.S. person, as defined in Regulation S, and was not acquiring the securities for the account or benefit of a U.S. person.  The investors also acknowledged that the securities had not been registered pursuant to the Securities Act and that the securities may not be offered or sold in the United States unless the securities are registered under the Securities Act or are exempt from the registration requirements of the Securities Act.

In instances described above where the Company issued securities in reliance upon Regulation D, the Company relied upon Rule 506 of Regulation D of the Securities Act. These stockholders who received the securities in such instances made representations in substance that (a) the stockholder is acquiring the securities for his, her or its own account for investment and not for the account of any other person and not with a view to or for distribution, assignment or resale in connection with any distribution within the meaning of the Securities Act, (b) the stockholder agrees not to sell or otherwise transfer the purchased shares unless they are registered under the Securities Act and any applicable state securities laws, or an exemption or exemptions from such registration are available, (c) the stockholder has knowledge and experience in financial and business matters such that he, she or it is capable of evaluating the merits and risks of an investment in us, (d) the stockholder had access to all of the Company’s documents, records, and books pertaining to the investment and was provided the opportunity ask questions and receive answers regarding the terms and conditions of the offering and to obtain any additional information which the Company possessed or were able to acquire without unreasonable effort and expense, and (e) the stockholder has no need for the liquidity in its investment in the Company and could afford the complete loss of such investment.  Management made the determination that such investors are accredited investors (as defined in Regulation D) based upon management's inquiry into their sophistication and net worth. In addition, there was no general solicitation or advertising for securities issued in reliance upon Regulation D.

In instances described above where the Company relied upon Section 4(2) of the Securities Act in issuing securities, such reliance was based upon the following factors: (a) the issuance of the securities was an isolated private transaction by the Company which did not involve a public offering; (b) there were only a limited number of offerees; (c) there were no subsequent or contemporaneous public offerings of the securities by the Company; (d) the securities were not broken down into smaller denominations; and (e) the negotiations for the sale of the stock took place directly between the offeree and the Company.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Director

On July 1, 2011, the Board of Directors of the Company appointed Mr. Cal Lai, the Company’s Chief Executive Officer, as a Director of the Company, effective immediately.

Mr. Lai, age 54, was appointed to serve as the Company’s Director on July 1, 2011, and has served as its Chief Executive Officer on June 9, 2011.  Mr. Lai is the founder, and has served since 2001, as President and Chief Executive Officer of Sitoa Corporation, the licensor of the Company’s ecommerce technology.  While at Sitoa, Mr. Lai led the Company to $27M USD in sales within three years of inception, with top tier online retail partners such as Amazon, eBay, HomeDepot.com, Overstock.com, Sears.com and HSN.com. Prior to founding Sitoa, Mr. Lai served as President and CEO of Recom Technologies, Inc, a federal government internet software contractor, and LVL Communications, the second largest marketing, advertising and web services company at the time.  While at LVL, Mr. Lai’s team built www.Egghead.com, an online storefront that became an overnight success, and was considered by many to be the first major ecommerce site for a brick and mortar retailer.  Mr. Lai serves as a director of Recom Technologies, a private company providing software solutions to both government and private organizations, and holds a BA from Stanford University.

Mr. Lai is not related to any of the Company’s executive officers or directors, nor has he been a party to any transaction requiring disclosure pursuant to Item 404(a) of Regulation S-K.

Item 9.01	Financial Statements and Exhibits.

(d)           Exhibits

Exhibit Number	Description

10.1	Revenue Interest Agreement, dated July 1, 2011, between Sinobiomed Inc. and Sitoa Corporation.

10.2	Subscription Agreement, dated July 1, 2011, between Sinobiomed Inc. and the investor signatory thereto.

10.3	Securities Purchase Agreement, dated July 1, 2011, between Sinobiomed Inc. and the investor signatory thereto.

99.1	Press Release dated July 5, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SINOBIOMED INC.

Dated: July 6, 2011	By:	/s/ George Yu
	Name:	George Yu
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	Revenue Interest Agreement, dated July 1, 2011, between Sinobiomed Inc. and Sitoa Corporation.

10.2	Subscription Agreement, dated July 1, 2011, between Sinobiomed Inc. and the investor signatory thereto.

10.3	Securities Purchase Agreement, dated July 1, 2011, between Sinobiomed Inc. and the investor signatory thereto.

99.1	Press Release dated July 5, 2011.